Tax Status	12 Months Ended
Dec. 31, 2025
401 (k) Plan
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Plan obtained its latest determination letter on July 27, 2017, in which the IRS stated that the Plan was in compliance with the applicable requirements of the Internal Revenue Code. The Plan sponsor believes the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, no provision for income taxes has been included in the Plan’s financial statements.
U.S. GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no IRS examinations in progress for any tax periods.